SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS CROCI® International VIP
Class A and B
The following information is added under the “Management Fee” sub-heading of the “WHO MANAGES AND OVERSEES THE FUND” section of the fund’s prospectus:
Effective October 1, 2019, the fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.650% on the first $500 million of the fund’s average daily net assets, and 0.600% of the fund’s average daily net assets thereafter. Prior to October 1, 2019, the fund paid the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.790% on the first $500 million of the fund’s average daily net assets, and 0.640% of the fund’s average daily net assets thereafter.
Please Retain This Supplement for Future Reference
September 23, 2019
PROSTKR-84